SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                  June 21, 2004
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                          ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          NEVADA                  1-31895                 84-1018684
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                               3604 Swann Avenue
                             Tampa, Florida  33609
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code




                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code











ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished pursuant to Item 12 and is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Odyssey Marine Exploration, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  EXHIBITS.

          99 - Press Release dated June 21,2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On June 21, 2004, Odyssey Marine Exploration, Inc. reported preliminary results for the quarter ended May 31, 2004. The Press Release is attached hereto as Exhibit 99.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.


Dated: June 23, 2004               By:/s/ John C. Morris
                                      John C. Morris, President



























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